Financial Investors Trust

United Association S&P 500 Index Fund

SUPPLEMENT DATED DECEMBER 3, 2001
TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2001

The following information supplements and should be read in conjunction with the information provided in the Fund's Prospectus

and Statement of Additional Information ("SAI") dated August 28, 2001.

Effective December 1, 2001, ALPS Mutual Funds Services, Inc. ("ALPS") will waive its administration fee that it is entitled to receive from the United Association S&P 500 Index Fund (the "Fund") to .055%. Also effective December 1, 2001, National City Investment Management Company ("Investment Adviser") will waive its advisory fee that it is entitled to receive from the Fund to .0075% and National City Bank ("Custodian") will waive its custody fee that it is entitled to receive from the Fund to .0025%.

Prospectus

The table entitled "Annual Fund Operating Expenses" and the footnote thereto on page 3 of the prospectus shall be deleted in their entirety and replaced with the following table and footnotes:

Annual Fund Operating Expenses (expenses that are deducted from Fund Assets)	Class I	Class II
Management Fees	0.01%	0.01%
Distribution (12b-1) Fees	None	0.10%
Other Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	0.12%	0.22%
Fee Waiver	(0.05)%[2,3,4]	(.10)%[1,2,3,4]
Net Annual Fund Operating Expenses	0.07%	0.12%

1ALPS Distributors, Inc. ("ADI" or the "Distributor") has contractually agreed to waive the distribution (12b-1) fees that it is entitled to receive from Class II to .05% for the current fiscal year.

2ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator") has contractually agreed to waive the administration fee that it is entitled to receive from the Fund to .055% for the current fiscal year.

3 National City Investment Management Company, the Adviser to the Fund, has contractually agreed to waive the advisory fee that it is entitled to receive from the Fund to .0075% for the current fiscal year.

4 National City Bank, the Custodian to the Fund, has contractually agreed to waive the custody fee that it is entitled to receive from the Fund to .0025% for the current fiscal year.

The example on page 4 of the prospectus shall be deleted in its entirety and replaced with the following example:

	One Year	Three Years	Five Years	Ten Years
Class I	$7	$21	$37	$84
Class II	$12	$48	$88	$206

The following sentence shall be added after the second sentence of the second paragraph under the section entitled "Investment Adviser" on page 4 of the Fund's Prospectus:

IMC has contractually agreed, through April 30, 2002, to waive that portion of the management fee that exceeds .0075% of the average net assets of the Fund.

SAI

The following sentence shall be added after the "Advisory Fee and Administrative Fee" chart on page 19 of the SAI for the Fund:

IMC has contractually agreed, through April 30, 2002, to waive that portion of the management fee that exceeds .0075% of the average net assets of the Fund. Additionally, ALPS has contractually agreed, through April 30, 2002, to waive that portion of the administration fee that exceeds .055% of the average net assets of the Fund.